UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND

ANNUAL REPORT TO SHAREHOLDERS

October 31, 2015

This information must be preceded or

accompanied by a current prospectus.

Investors should read the prospectus carefully

before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fee return of the LSV Value Equity Fund, Institutional Class Shares, the benchmark Russell 1000 Value Index and S&P 500 Index for the fiscal year, trailing three-years, five-years, ten-years and since inception (March 31, 1999) as of October 31, 2015 were as follows (* denotes annualized periods):

	12 Months Ended 10/31/15	3 Years Ended 10/31/15*	5 Years Ended 10/31/15*	10 Years Ended 10/31/15*	Since Inception*
LSV Value Equity Fund, Institutional Class Shares	1.30%	18.07%	14.81%	7.06%	7.98%
Benchmark:
Russell 1000 Value Index	0.53	14.52	13.26	6.75	6.19
Broad Market:
S&P 500 Index	5.20	16.20	14.33	7.85	4.89

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578).

The S&P 500 Index was up 5.20% for the trailing 12-months ended October 31, 2015. Value stocks lagged significantly as the Russell 1000 Value Index was up only 0.53% versus 9.18% for the Russell 1000 Growth Index. Value stocks have underperformed growth stocks for the trailing 1-year period as represented by the Russell 1000 style indices. Despite the challenging environment for value stocks during the trailing 1-year period, the LSV Value Equity Fund (the “Fund”) held up reasonably well relative to the benchmark Russell 1000 Value Index.

Performance attribution suggests that the Fund’s deeper value and smaller size biases detracted from relative performance. Sector bets are constrained at +/- 5% relative to the benchmark and generally have a minimal impact on relative performance; however, underweight exposure to the Health Care sector detracted as did a slight overweight to the Energy sector which was the worst performing sector during the period. An overweight to Consumer Discretionary stocks did contribute to relative performance as it was the second best performing sector behind Health Care. Good stock selection offset the negative impact of the factors mentioned previously. Fund holdings performed better than benchmark stocks in the Energy, Consumer Staples and Health Care sectors.

At October 31, the Fund remained overweight to the Consumer Discretionary sector (+5.1%) while underweight the Energy (-2.9%) and Consumer Staples (-2.6%) sectors. All other sectors were within +/-2% of the benchmark weight. At the industry level, the Fund was overweight Insurance and Health Care Providers & Services while underweight Industrials Conglomerates, Real Estate Investment Trusts (REITs) and Health Care Equipment & Supplies.

The Fund’s portfolio is trading at 12.8x forward earnings, compared to 16.5x for the Russell 1000 Value benchmark, 1.6x book compared to 1.8x and 8.0x cash flow compared to 10.5x. The objective of the model is to pick undervalued and out of favor stocks with high near-term appreciation potential and as a result, the Fund generally maintains a smaller size bias relative to the benchmark Russell 1000 Value Index. Currently, the average weighted market cap of the Fund is $73.5 billion versus $108.8 billion for the Russell 1000 Value Index.

The competitive strength of this strategy is that it avoids introducing the process to any judgmental biases and behavioral weaknesses that often influence investment decisions. As always, we are committed to a consistent application of our investment process and research agenda as part of an ongoing effort to enhance our quantitative model and add value for our investors in the Fund.

The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Comparison of Change in the Value of a $10,000 Investment in the

LSV Value Equity Fund, Institutional Class Shares, versus the Russell 1000 Value Index

	Average Annual Total Return for period ended October 31, 2015
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date(1)
LSV Value Equity Fund — Institutional Class Shares	1.30%	18.07%	14.81%	7.06%	7.98%
LSV Value Equity Fund — Investor Class Shares(2)	1.03%	17.77%	14.51%	6.77%	7.72%
Russell 1000 Value Index	0.53%	14.52%	13.26%	6.75%	6.19%

*	The graph is based on only the Institutional Class Shares; performance for Investor Class Shares would be different due to differences in fee structures.

(1)	The LSV Value Equity Fund Commenced operations on March 31, 1999.

(2)	Investor Class Shares commenced operations on June 10, 2014. Investor Class Shares’ performance for periods prior to June 10, 2014, is that of the Institutional Class Shares. Institutional Class Shares’ performance was adjusted to reflect the 12b-1 fees applicable to the Investor Class Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Fee waivers were in effect previously, if they had not been in effect, performance would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 2.

October 31, 2015

Sector Weightings (Unaudited)†:

† Percentages are based on total investments.

Schedule of Investments

LSV Value Equity Fund	Shares	Value (000)
Common Stock (99.8%)
Aerospace & Defense (3.6%)
Boeing	75,000	$11,105
L-3 Communications Holdings, Cl 3	68,800	8,696
Northrop Grumman	117,900	22,136
Raytheon	85,400	10,026
Textron	17,905	755
Vectrus*	6,533	163

		52,881

Agricultural Operations (1.1%)
Archer-Daniels-Midland	369,400	16,867

Agricultural Products (1.3%)
Bunge	116,300	8,485
Ingredion	120,500	11,455

		19,940

Air Freight & Logistics (0.4%)
FedEx	35,500	5,540

Aircraft (0.6%)
Delta Air Lines	171,600	8,724

Apparel Retail (0.2%)
Abercrombie & Fitch, Cl A	147,300	3,121

Asset Management & Custody Banks (1.1%)
Ameriprise Financial	78,700	9,079
State Street	95,000	6,555

		15,634

Automotive (3.8%)
Autoliv	85,500	10,366
Ford Motor	1,179,700	17,471
General Motors	273,100	9,534
Goodyear Tire & Rubber	238,200	7,823
Lear	91,400	11,430

		56,624

	Shares	Value (000)
Banks (8.9%)
Bank of America	952,600	$15,985
CIT Group	130,700	5,620
Fifth Third Bancorp	415,700	7,919
Huntington Bancshares	1,055,300	11,577
JPMorgan Chase	597,900	38,415
Keycorp	493,100	6,124
PNC Financial Services Group	163,500	14,757
Regions Financial	1,281,100	11,978
SunTrust Banks	212,900	8,840
Wells Fargo	204,200	11,055

		132,270

Biotechnology (2.1%)
Amgen	87,200	13,793
Baxalta	222,300	7,660
Gilead Sciences	63,000	6,812
Myriad Genetics*	55,300	2,233
United Therapeutics*	1,300	191

		30,689

Broadcasting, Newspapers & Advertising (0.5%)
TEGNA	256,300	6,930

Cable & Satellite (0.8%)
Time Warner Cable, Cl A	64,200	12,159

Chemicals (1.3%)
Eastman Chemical	104,000	7,506
Huntsman	321,000	4,228
LyondellBasell Industries, Cl A	88,800	8,250

		19,984

Commercial Printing (0.9%)
Deluxe	110,200	6,563
RR Donnelley & Sons	410,800	6,930

		13,493

Commercial Services (0.4%)
Western Union	321,500	6,189

Commodity Chemicals (0.3%)
Cabot	144,300	5,186

Computer & Electronics Retail (0.5%)
GameStop, Cl A	169,200	7,795

Computer & Services (0.4%)
Amdocs	89,600	5,338

Computers & Services (4.4%)
EMC	606,900	15,913
Hewlett-Packard	369,800	9,970
NCR*	159,500	4,243
Oracle	210,600	8,180
Seagate Technology	247,700	9,427
Symantec	309,900	6,384
Western Digital	164,900	11,018

		65,135

The accompanying notes are an integral part of the financial statements.

Schedule of Investments October 31, 2015

LSV Value Equity Fund	Shares	Value (000)
Construction & Engineering (0.2%)
Tutor Perini*	200,300	$3,361

Diversified REIT’s (0.4%)
Lexington Realty Trust, Cl REIT	619,200	5,474

Electrical Services (5.3%)
American Electric Power	275,600	15,613
Edison International	155,200	9,393
Entergy	158,500	10,803
Exelon	238,700	6,665
FirstEnergy	243,400	7,594
Public Service Enterprise Group	412,700	17,040
SCANA	185,700	10,997

		78,105

Fertilizers & Agricultural Chemicals (0.9%)
CF Industries Holdings	178,000	9,037
Mosaic	118,300	3,997

		13,034

Financial Services (4.6%)
Capital One Financial	89,300	7,046
Citigroup	546,200	29,041
Discover Financial Services	156,400	8,793
Goldman Sachs Group	83,100	15,581
Morgan Stanley	217,700	7,178

		67,639

Food, Beverage & Tobacco (1.1%)
Tyson Foods, Cl A	353,500	15,681

General Merchandise Stores (0.9%)
Big Lots	145,700	6,717
Target	78,000	6,020

		12,737

Health Care Facilities (0.1%)
Community Health Systems*	19,900	558
HCA Holdings*	23,500	1,617

		2,175

Health Care Services (0.6%)
Express Scripts Holding*	108,200	9,346

Household Products, Furniture & Fixtures (0.7%)
Whirlpool	68,000	10,890

Insurance (12.8%)
Aetna	127,300	14,612
Allstate	264,800	16,386
American Financial Group	209,500	15,124
Anthem	134,900	18,771
Assurant	138,400	11,284
Chubb	52,800	6,830

	Shares	Value (000)
Insurance (continued)
CIGNA	75,000	$10,053
Genworth Financial, Cl A*	393,400	1,841
Hartford Financial Services Group	220,400	10,196
Lincoln National	290,600	15,550
MetLife	179,400	9,038
Prudential Financial	187,200	15,444
Stancorp Financial Group	115,746	13,278
Travelers	175,100	19,767
Voya Financial	302,400	12,268

		190,442

Machinery (3.1%)
AGCO	178,700	8,647
Caterpillar	106,100	7,744
Cummins	90,900	9,409
Deere	194,030	15,134
Trinity Industries	180,000	4,873

		45,807

Mortgage REIT’s (0.6%)
Annaly Capital Management	494,600	4,921
Starwood Property Trust	163,100	3,277

		8,198

Motorcycle Manufacturers (0.5%)
Harley-Davidson	144,200	7,131

Multimedia (0.5%)
Viacom, Cl B	162,600	8,018

Office Electronics (0.5%)
Xerox	866,600	8,137

Office REIT’s (0.4%)
Piedmont Office Realty Trust, Cl A	269,700	5,227

Oil & Gas Equipment & Services (0.3%)
National Oilwell Varco	106,700	4,016

Oil & Gas Storage & Transportation (0.0%)
DHT Holdings	9,600	75

Paper Packaging (0.1%)
WestRock	27,290	1,467

Petroleum & Fuel Products (9.9%)
Apache	27,100	1,277
Chevron	218,500	19,857
ConocoPhillips	123,500	6,589
Ensco, Cl A	141,900	2,360
Exxon Mobil	396,300	32,790
Helmerich & Payne	51,000	2,870
Marathon Oil	220,900	4,060
Marathon Petroleum	343,200	17,778
Noble	196,400	2,645
Paragon Offshore	61,264	15
Phillips 66	219,400	19,538

The accompanying notes are an integral part of the financial statements.

Schedule of Investments October 31, 2015

LSV Value Equity Fund	Shares	Value (000)
Petroleum & Fuel Products (continued)
Tesoro	143,300	$15,323
Valero Energy	327,100	21,562

		146,664

Petroleum Refining (0.3%)
Hess	74,500	4,188

Pharmaceuticals (7.0%)
Johnson & Johnson	458,640	46,336
Merck	158,100	8,642
Pfizer	1,436,100	48,569

		103,547

Printing & Publishing (0.6%)
Gannett	128,150	2,027
Lexmark International, Cl A	221,400	7,193

		9,220

Reinsurance (2.2%)
Endurance Specialty Holdings	102,300	6,458
Everest Re Group	96,000	17,085
Validus Holdings	215,100	9,529

		33,072

Retail (2.2%)
Brinker International	78,300	3,564
Kohl’s	271,600	12,526
Kroger	249,100	9,416
Macy’s	129,500	6,602

		32,108

Semi-Conductors/Instruments (2.6%)
Flextronics International*	383,800	4,372
Intel	801,900	27,152
Sanmina*	114,223	2,361
Vishay Intertechnology	486,600	5,158

		39,043

Specialized REIT’s (0.3%)
Hospitality Properties Trust	178,100	4,780

Steel & Steel Works (0.5%)
Reliance Steel & Aluminum	65,600	3,933
Steel Dynamics	179,300	3,312

		7,245

Technology Distributors (0.5%)
Insight Enterprises*	277,400	7,046

Telephones & Telecommunications (7.3%)
AT&T	1,081,576	36,244
Brocade Communications Systems	573,800	5,979

	Shares/ Face Amount (000)	Value (000)
Telephones & Telecommunications (continued)
Cisco Systems	1,000,300	$28,859
Corning	566,700	10,540
Harris	73,154	5,789
Verizon Communications	430,900	20,200

		107,611

Thrifts & Mortgage Finance (0.2%)
Radian Group	214,600	3,105

Total Common Stock
(Cost $1,164,174)		1,479,088

Repurchase Agreement (0.1%)
Morgan Stanley 0.040%, dated 10/30/15, to be repurchased on 11/02/15, repurchase price $2,091 (collateralized by various US Treasury Notes, par values ranging from $1 — $1,491, 0.625% — 3.625%, 3/31/16 — 12/31/21; with a total market value of $2,132)	$2,091	2,091

Total Repurchase Agreement
(Cost $2,091)		2,091

Total Investments — 99.9%
(Cost $1,166,265)		$1,481,179

Percentages are based on Net Assets of $1,482,246 (000).

*	Non-income producing security

Cl	Class

REIT	Real Estate Investment Trust

The following is a list of the level inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,479,088	$—	$—	$1,479,088
Repurchase Agreement	—	2,091	—	2,091
Total Investments in Securities	$1,479,088	$2,091	$—	$1,481,179

The accompanying notes are an integral part of the financial statements.

Schedule of Investments October 31, 2015

For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note

2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000) October 31, 2015

	LSV Value Equity Fund
Assets:
Investments at Value (Cost $1,166,265)	$1,481,179
Receivable for Investment Securities Sold	5,500
Dividends and Interest Receivable	2,014
Receivable for Capital Shares Sold	1,391
Prepaid Expenses	25
Total Assets	1,490,109
Liabilities:
Payable for Investment Securities Purchased	6,394
Payable due to Investment Adviser	683
Payable for Capital Shares Redeemed	492
Payable due to Administrator	86
Payable due to Trustees	10
Payable due to Chief Compliance Officer	6
Payable due to Distributor	—
Other Accrued Expenses	192
Total Liabilities	7,863
Net Assets	$1,482,246

Net Assets Consist of:
Paid-in Capital	$1,214,216
Undistributed Net Investment Income	20,732
Accumulated Net Realized Loss on Investments	(67,616)
Net Unrealized Appreciation on Investments	314,914
Net Assets	$1,482,246

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($1,480,240 ÷ 62,585,943 shares(1))	$23.65

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($2,006 ÷ 85,013 shares(1))	$23.59	*

(1)	Shares have not been rounded.

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.

Amounts designated as “—” have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000) For the year ended October 31, 2015

LSV Value Equity Fund
Investment Income:
Dividend Income	$35,513
Interest Income	4
Foreign Taxes Withheld	(21)
Total Investment Income	35,496
Expenses:
Investment Advisory Fees	7,979
Administration Fees	1,021
Trustees’ Fees	40
Chief Compliance Officer Fees	12
Distribution Fees — Investor Class Shares	3
Professional Fees	204
Transfer Agent Fees	149
Printing Fees	71
Custodian Fees	71
Registration and Filing Fees	40
Insurance and Other Fees	56
Total Expenses	9,646
Less: Fees Paid Indirectly — (see Note 4)	—
Net Expenses	9,646
Net Investment Income	25,850
Net Realized Gain on Investments	128,022
Net Change in Unrealized Appreciation (Depreciation) on Investments	(134,288)
Net Realized and Unrealized Loss on Investments	(6,266)
Net Increase in Net Assets Resulting from Operations	$19,584

Amounts designated as “—” have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) For the years ended October 31,

	LSV Value Equity Fund
	2015	2014
Operations:
Net Investment Income	$25,850	$21,767
Net Realized Gain on Investments	128,022	86,905
Net Change in Unrealized Appreciation (Depreciation) on Investments	(134,288)	114,808
Net Increase in Net Assets Resulting from Operations	19,584	223,480
Dividends and Distributions From:
Net Investment Income:
Institutional Class Shares	(22,325)	(19,631)
Investor Class Shares	(4)	—
Net Realized Gain:
Institutional Class Shares	—	—
Investor Class Shares	—	—
Total Dividends and Distributions	(22,329)	(19,631)
Capital Share Transactions:
Institutional Class Shares:
Issued	352,206	302,193
Reinvestment of Dividends and Distributions	21,425	19,164
Redeemed	(329,494)	(388,985)
Net Increase (Decrease) from Institutional Class Capital Share Transactions	44,137	(67,628)
Investor Class Shares:(1)
Issued	2,354	223
Reinvestment of Dividends and Distributions	4	—
Redeemed	(562)	—
Net Increase from Investor Class Capital Share Transactions	1,796	223
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	45,933	(67,405)
Total Increase in Net Assets	43,188	136,444
Net Assets:
Beginning of Year	1,439,058	1,302,614
End of Year (including undistributed net investment income of $20,732 and $17,175, respectively)	$1,482,246	$1,439,058

Share Transactions:
Institutional Class Shares:
Issued	14,865	13,497
Reinvestment of Dividends and Distributions	889	893
Redeemed	(13,870)	(17,558)
Total Institutional Class Share Transactions	1,884	(3,168)
Investor Class Shares:(1)
Issued	100	10
Reinvestment of Dividends and Distributions	—	—
Redeemed	(25)	—
Total Investor Class Share Transactions	75	10
Net Increase (Decrease) in Shares Outstanding	1,959	(3,158)

(1)	Commenced operations on June 10, 2014.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a share outstanding throughout each year For the years or period ended October 31,

	Net Asset Value Beginning of Year or Period	Net Investment Income(1)	Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Year or Period	Total Return†	Net Assets End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV Value Equity Fund
Institutional Class Shares
2015	$23.70	$0.43	$(0.11)	$0.32	$(0.37)	$—	$(0.37)	$23.65	1.30%	$1,480,240	0.66%	0.66%	1.78%	24%
2014	20.39	0.36	3.27	3.63	(0.32)	—	(0.32)	23.70	17.98	1,438,832	0.66	0.66	1.60	12
2013	15.13	0.31	5.28	5.59	(0.33)	—	(0.33)	20.39	37.71	1,302,614	0.65	0.65	1.77	13
2012	13.14	0.27	2.00	2.27	(0.28)	—	(0.28)	15.13	17.64	993,106	0.66	0.66	1.96	10
2011	12.95	0.21	0.19	0.40	(0.21)	—	(0.21)	13.14	3.05	1,448,069	0.64	0.64	1.52	19
Investor Class Shares
2015	$23.69	$0.34	$(0.09)	$0.25	$(0.35)	$—	$(0.35)	$23.59	1.03%	$2,006	0.92%	0.92%	1.45%	24%
2014*	23.18	0.08	0.43	0.51	—	—	—	23.69	2.20	226	0.94	0.94	0.82	12

*	Commenced operations on June 10, 2014. All ratios for the period have been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements October 31, 2015

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 57 funds. The financial statements herein are those of the LSV Value Equity Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth of capital by investing in undervalued stocks which are out of favor in the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The LSV Value Equity Fund Investor Class Shares commenced operations on June 10, 2014.

2.	Significant Accounting Policies:

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following is a summary of the significant accounting policies followed by the Fund.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2015, there were no securities valued in accordance with Fair Value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices unadjusted in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Notes to Financial Statements October 31, 2015

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2015, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities on open tax years( i.e. the last three open tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trusts (REITs) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

Notes to Financial Statements October 31, 2015

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Transfer Agency and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2015, the Fund paid $1,020,760, for these services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under the Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2015, the Fund incurred $2,621 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2015, the Fund earned $41 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.55% of the Fund’s average daily net assets.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2015, were as follows (000):

Purchases	$391,580
Sales	$337,844

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in-capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in REITs have been reclassified to (from) the following accounts (000):

Undistributed Net Investment Income (Loss)	Accumulated Net Realized (Gain) Loss
$36	$(36)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended October 31, 2015 and 2014 was as follows (000):

Ordinary Income
2015	$22,329
2014	19,631

Notes to Financial Statements October 31, 2015

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$20,730
Capital Loss Carryforward	(53,436)
Unrealized Appreciation	300,736

Total Distributable Earnings	$268,030

For Federal income tax purposes, the following capital loss carryforwards represent realized losses of the Fund that may be carried forward a maximum of eight years and applied against future capital gains as follows (000):

Expires 10/31/17	Expires 10/31/18	Expires 10/31/19	Total
$48,829	$4,429	$178	$53,436

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended October 31, 2015, $127,986 (000) of capital loss carryforwards were utilized to offset capital gains.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2015, were as follows (000):

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,180,443	$405,431	$(104,695)	$300,736

8.	Other:

At October 31, 2015, 54% of total shares outstanding for the Institutional Class Shares were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. At October 31, 2015, 86% of total shares outstanding for the Investor Class Shares were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of mostly omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund

and Shareholders of LSV Value Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LSV Value Equity Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LSV Value Equity Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2015

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

The table below illustrates your Fund’s costs in two ways:

•  Actual fund return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 05/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
LSV Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$977.70	0.66%	$3.29
Investor Class Shares	1,000.00	976.40	0.91	4.53

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.88	0.66%	$3.36
Investor Class Shares	1,000.00	1,020.62	0.91	4.63

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-342-5445. The following chart lists Trustees and Officers as of October 31, 2015.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED BOARD MEMBERS[3,4]
ROBERT A. NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III and O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. President and Chief Executive Officer of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of SEI Alpha Strategy Portfolio to 2013.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Dirctorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]
INDEPENDENT BOARD MEMBERS[3]
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
JOSEPH T. GRAUSE JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Curernt Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Porfolios, LP to 2013.

BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[4]
INDEPENDENT BOARD MEMBERS[3]
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013.

OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2015)

Director, SEI Investments, Fund Accounting since December 2015. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

None.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006, SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012, SEI Insurance Products Trust and The KP Funds since 2013, The Advisors’ Inner Circle Fund III and O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.	None.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None
BRIDGETT E. SUDALL 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	None.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).	None.
JOHN Y. KIM 34 yrs. old	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).	None.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

NOTICE TO SHAREHOLDERS

OF

LSV VALUE EQUITY FUND

(Unaudited)

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2015, the Fund is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
0.00%	100%	100%	100%	100%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors’ Inner Circle Fund-LSV Value Equity Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV Value Equity Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Fund Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm:

Ernst & Young LLP

The Fund files its complete schedule of Portfolio holdings with the Securities and Exchange Commission “SEC” for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies if any relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge i upon request, by calling 888-Fund-LSV and ii on the Commission’s website at http://www.sec.gov.

LSV-AR-004-1700

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$116,100	$0	$0	$112,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$25,000	$0	$0
(d)	All Other Fees	$0	$0	$4,000	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$723,360	N/A	N/A	$595,010	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$130,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$72,450	N/A	N/A	$34,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$110,000	N/A	N/A	$110,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $29,000 and $25,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $55,300 and $79,100 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $72,450 and $34,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.